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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 14, 2002





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)

             Minnesota                               0-25620                          41-1459569
  (State or other jurisdiction of           (Commission file number)               (I.R.S. Employer
           incorporation)                                                         Identification No.)



                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434



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Item 7. Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated October 14, 2002

Item 9. Regulation FD Disclosure.

                  On October 14, 2002, A.S.V., Inc. ("ASV") issued a press release disclosing a revision in its expected net sales and net earnings for third quarter 2002 and fiscal 2002. ASV also provided initial guidance in regards to its anticipated level of net sales and net earnings for 2003. In addition, the press release contained information regarding a conference call to be held October 14, 2002 during which ASV intends to discuss the items described in the press release.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2002



                                           A.S.V., INC.


                                           By: /s/ Gary Lemke
                                              ----------------------------------
                                              Its: President
                                                  ------------------------------





                                  EXHIBIT INDEX


    Exhibit     Description of Exhibit

      99        Press release dated October 14, 2002